July 27, 2010

BNY MELLON FUNDS TRUST -BNY Mellon Municipal Opportunities Fund Supplement to Prospectus dated December 31, 2009 (Class M and Investor shares)

The following information supersedes and replaces the information contained in the Prospectus under the caption “Note to Investors” with respect to BNY Mellon Municipal Opportunities Fund:

Effective as of the close of business on July 28, 2010 (the closing date), the fund will close to new and existing investors.  Accordingly, no purchases of fund shares will be permitted after the closing date.  However, holders of fund shares who elected on or before the closing date to have any dividends and/or other distributions paid by the fund automatically reinvested in shares of the fund will be permitted to continue such automatic reinvestments after the closing date.

The fund reserves the right to reopen at any time.